SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[X]  Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                                  YP.NET, INC.
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  YP.NET, INC.
                       4840 EAST JASMINE STREET, SUITE 105
                               MESA, ARIZONA 85205

         NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED
                                  JULY 21, 2003

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the adoption of the YP.NET, Inc. 2003 Stock Plan (the "Plan") will be taken pursuant to the written consent of a majority of stockholders dated July 21, 2003, in lieu of a special meeting of the stockholders. Such action will be taken on or about August 12, 2003, the date that is 20 days after delivery to you of the attached Information Statement.

     We are notifying you and all other holders of capital stock of YP.NET, Inc. (the "Company") in connection with the adoption of the Plan. As explained more fully in the accompanying Information Statement, the Board of Directors believes that the Plan is an essential element of the Company's comprehensive compensation program.

     The Plan facilitates the Company's efforts to retain key service providers, including management, and to provide incentives to these individuals to promote the financial success of the Company over the long-term, primarily through the use of grants of restricted stock, performance shares and performance-based awards that will create value only as value is created for the Company's stockholders. The Plan is designed to reward key personnel on an ongoing basis for helping the Company achieve operating performance goals.

     The accompanying Information Statement is furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C and Schedule 14C thereunder.
We are mailing the Information Statement on or about July 23, 2003 to stockholders of record of the Company at the close of business on June 30, 2003.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

                              By Order of the Board of Directors,

                              /s/  ANGELO TULLO

                              Angelo Tullo
                              Chairman, President and Chief Executive Officer

Mesa, Arizona
July 23, 2003

                                  YP.NET, INC.
                       4840 EAST JASMINE STREET, SUITE 105
                               MESA, ARIZONA 85205

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                                  July 23, 2003

     This Information Statement is being mailed on or about July 23, 2003 to the stockholders of record on June 30, 2003 (the "Record Date") of YP.NET, Inc., a Nevada corporation (the "Company"), in connection with the adoption of the Company's 2003 Stock Plan (the "Plan") pursuant to the written consent by the majority stockholders of the Company, dated as of July 21, 2003. The action to be taken pursuant to the written consent shall be made effective on or about August 12, 2003, 20 days after the mailing of this Information Statement.

     The Plan provides for the granting of restricted stock, performance shares and performance-based awards to key service providers, including management, consultants and other persons who perform services which contribute to the successful performance of the Company.

     The Board of Directors of the Company approved the adoption of the Plan by unanimous written consent dated as of June 30, 2003 as it believes that such actions are in the best interests of the Company and its stockholders. The majority stockholders of the Company, which comprise ownership of 27,816,062 shares of common stock out of a total of 42,930,722 shares issued and outstanding as of the Record Date, approved the adoption of the Plan by written consent dated as of July 21, 2003. This Information Statement is furnished only to inform stockholders of the Company of the above action taken by the majority stockholders of the Company before such action takes effect in accordance with the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act").

     The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Plan is authorized by Section 78.320(2) of the Nevada General Corporation Law (the "NGCL") and Article II, Section 2.5 of the Company's Bylaws, which provide that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Plan as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of common stock, $0.001 par value, of which 42,930,722 were issued and outstanding as of the Record Date, 140,000,000 shares of Preferred Stock, $0.001 par value, 3,000,000 shares of which are designated Series A Convertible Preferred Stock, of which no shares are outstanding; 2,500,000 shares of which are designated Series B Convertible Preferred Stock, of which no shares are outstanding; 45,000,000 shares of which are designated Series C Convertible Preferred Stock, of which no shares are outstanding; 45,000,000 shares of which are designated Series D Preferred Stock, of which no shares are outstanding; and 200,000 shares of which are designated Series E Convertible Preferred Stock, of which 131,840 shares are outstanding. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.

     Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposal by resolution dated July 21, 2003 and having sufficient voting power to approve such proposal through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

     Pursuant to Rule 14c-2 under the Exchange Act, the adoption of the Plan will not take effect until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on August 12, 2003.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the NGCL.

 INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS
                                 AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our common stock as of July 21, 2003, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each officer and director of the Company; (iii) each person intending to file a written consent to the adoption of the proposal described herein; and (iv) all directors, executive officers and designated stockholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205.

                                            Shares              Percent of
                 Name                 Beneficially Owned  Shares Outstanding (1)
                 ----                 ------------------  ----------------------
Angelo Tullo (2)                               4,300,000                   10.5%
Gregory B. Crane (3)                           1,077,500                   2.51%
DeVal Johnson (4)                              1,125,000                   2.63%
David J. Iannini (5)                             300,000                      *
Daniel L. Coury, Sr.                              50,000                      *
Peter Bergmann                                    50,000                      *
Matthew & Markson Ltd. (6) (7)                10,566,062                   24.7%
Morris & Miller Ltd. (6) (7)                  10,350,000                   24.2%
Sunbelt Financial Concepts, Inc. (8)           4,000,000                    9.4%

All executive officers and
directors as a group
(6 persons)                                    6,902,500                   16.1%

* Represents less than one percent (1%) of our issued and outstanding common stock.
________________

(1) Based on 42,780,722 shares outstanding as of July 21, 2003. This amount includes 2,000,000 shares issued and held as collateral for obligations of the Company under two promissory notes. Upon timely payment of the notes, the shares will be returned to the Company for cancellation.

(2) Of which 4,000,000 shares are owned by Sunbelt Financial Concepts, Inc. ("Sunbelt") which are also shown separately in this table. While Mr. Tullo is the President of Sunbelt, he has no ownership interest in Sunbelt, he does, however, share dispositive powers over the stock owned by Sunbelt. Hickory Management is the owner of Sunbelt and Mr. Tullo is not the control person of Hickory Management.

(3) Of which 1,000,000 shares are owned by Advertising Management and Consulting Services, Inc. ("AMCS"). While Mr. Crane is the President of AMCS, he has no ownership interest in AMCS, although, as President of AMCS, he shares dispositive power over the stock owned by AMCS. Adam Holding Trust is the owner of AMCS and Mr. Crane is not the control person of Adam Holding Trust.

(4) Of which 1,000,000 shares are owned by Advanced Internet Marketing, Inc. ("AIM"). Mr. Johnson is President of AIM and his minor children are the beneficiaries of the trust which owns AIM.

(5) Of which 250,000 shares are owned by Mar & Associates ("Mar"). Mr. Iannini is trustee of the trust which owns Mar.

(6) Address is Woods Centre, Frair's Road P.O. Box 1407 St. John's Antigua, West Indies.

(7) The number of shares held by Matthew & Markson, Ltd. includes 2,000,000 shares issued as collateral for a note payable issued by the Company. Matthew & Markson has voting control of these shares. These shares will be returned to the Company and cancelled upon timely payment of the note. Ilse Cooper, AMT Director is the control person for both Matthew & Markson as well as Morris & Miller.


                                        3

(8)  Address  is  4710  E.  Falcon  Drive,  #204A,  Mesa,  Arizona,  85215.

      INFORMATION REGARDING MANAGEMENT, EXECUTIVE AND DIRECTOR COMPENSATION

Officer Compensation.
---------------------

     The following table reflects all forms of compensation for the fiscal years ended September 30, 2002, 2001 and 2000 for the Chief Executive Officer and the other most highly compensated executive officers of the Company, whose salaries exceed $100,000 annually, for the years stated.

                                   Summary Compensation Table


                                                                             Long Term
                                           Annual Compensation              Compensation
                                           -------------------              ------------
                                                           Other
                                                           Annual      Securities    All Other
                                     Salary    Bonus    Compensation   Underlying  Compensation
Name and Principal Position   Year    (US$)     (US$)       (US$)       Options        (US$)
---------------------------   ----    -----     -----       -----       -------        -----
Angelo Tullo (1)              2002   240,000   208,000        -             -            -
Chairman, Chief Executive     2001   210,000      -        44,000           -            -
Officer, President            2000   121,662      -        21,000           -            -

Pamela J. Thompson (2)        2002   177,768      -           -             -            -
Former Chief Financial        2001   255,855     4,500        -             -            -
Officer, Former Secretary,    2000      -         -           -             -            -
Former Treasurer

DeVal Johnson (3)             2002   113,800    20,000        -             -            -
Vice President, Secretary     2001      -        5,618        -             -            -
and Director                  2000    10,000      -        10,500           -            -

Gregory B. Crane (4)          2002   237,000    35,000        -             -            -
Vice President and Director   2001   114,000      -           -             -            -
                              2000    34,500      -        10,500           -            -

_____________

(1) The amount shown herein as compensation to Mr. Tullo is the total amount paid by the Company to Sunbelt for services provided to the Company by Mr. Tullo and his staff, but may not reflect Mr. Tullo's actual compensation from Sunbelt, which may be greater or less. Mr. Tullo is not directly compensated by the Company. Includes 200,000 shares of Company stock valued at $.22 per Share in 2001 and 100,000 shares of Company stock valued at $.21 per share in 2000. Subsequent to September 30, 2002, 4,000,000 shares of Company stock valued at $.075 per share in 2002 were issued to Mr. Tullo. Such shares and related amounts are not included in the table. On September 20, 2002, the Company entered into an Executive Consulting Agreement with Sunbelt pursuant to which Mr. Tullo provides services to the Company. See "Employment and Consulting Agreements."

(2) The amount shown herein as compensation to Ms. Thompson is the total amount paid by the Company to The Thompson Group P.C. for services provided to the Company by Ms. Thompson and her staff, but may not reflect Ms. Thompson's actual compensation from The Thompson Group


                                        4

     P.C., which may be greater or less. Ms. Thompson was not directly compensated by the Company. Includes $16,898 issued as a Note Receivable in 2002 and 50,000 shares of Company stock valued at $.09 per share in 2001. Ms. Thompson resigned from the Company on May 24, 2002. David J. Iannini was named as her replacement as Chief Financial Officer in August 2002.

(3) The amount shown herein as compensation is the total amount paid by the Company for the services of AIM including Mr. Johnson and his staff but may not reflect Mr. Johnson's actual compensation from AIM, which may be greater or less. Mr. Johnson is not compensated directly by the Company. Includes 50,000 shares of Company stock valued at $.21 per share in 2000. Subsequent to September 30, 2002, 1,000,000 shares of Company stock valued at $.075 per share were issued to Mr. Johnson. On September 20, 2002, the Company entered into an Executive Consulting Agreement with AIM pursuant to which Mr. Johnson provides services to the Company. See "Employment and Consulting Agreements."

(4) The amount shown herein as compensation to Mr. Crane is the total amount paid by the Company to AMCS for services provided to the Company by Mr. Crane and his staff, but may not reflect Mr. Crane's actual compensation from AMCS, which may be greater or less. Mr. Crane is not directly compensated by the Company. Includes 50,000 shares of Company stock valued at $.21 per share in 2000. Subsequent to September 30, 2002, 1,000,000 shares of Company stock valued at $.075 per share were issued to Mr. Crane. On September 20, 2002, the Company entered into an Executive Consulting Agreement with AMCS pursuant to which Mr. Crane provides services to the Company. See "Employment and Consulting Agreements."

Compensation Pursuant to Stock Options.
---------------------------------------

     No options were granted to executive officers during the fiscal year ended September 30, 2002, and through the eight-month period ended May 31, 2003.

     During the fiscal year ended September 30, 2002, there were no outstanding stock options. Also during such fiscal year, no long-term incentive plans or pension plans were in effect with respect to any of the Company's officers, directors or employees.

Securities Authorized for Issuance Under Equity Compensation Plans.
-------------------------------------------------------------------

     The following table provides information as of the Record Date about the Company's common stock that may be issued upon the exercise of options granted to employees or members of the Board of Directors under the Plan, which is the Company's only existing equity compensation plan.

                        Number of securities                           Number of securities
                         to be issued upon     Weighted-average      remaining available for
                            exercise of        exercise price of   future issuance under equity
Plan Category           outstanding options   outstanding options       compensation plans
-----------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders (1)             0                     N/A                  3,000,000

Equity compensation
plans not approved by
security holders                 0                     N/A                      N/A

Total                            0                     N/A                  3,000,000

(1)  The 2003 Stock Plan was approved by written consent of a majority of the Company's stockholders on July 21, 2003.

Director Compensation.
----------------------

     The directors receive $2,000 per meeting or per quarter for their service on the Board and may receive $250 per hour for services related to Board Committees on which they serve or work performed by the Board. Upon appointment to the Board, Mr. Tullo was awarded 100,000 shares of our common stock. All other directors were awarded 50,000 shares. The shares awarded were earned monthly for director services performed. The 425,000 shares of common stock paid to the directors as compensation for their services were valued at $.22 per share for a total value of $93,500 and the value is considered based upon the average bid and ask price as of date of issuance by the Board of Directors and is in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended from time to time. Mr. Bergmann, joined the Board in April 2002 and received his 50,000 shares in July 2002. They were valued at $.09 per share, or $4,500.

     Effective September 30, 2002, the Company pays $10,000 monthly to DLC Consulting. DLC Consulting is owned by Daniel Coury, Sr., a director of the Company. The payments relate to various financial, strategic and administrative services performed for the Company's Board of Directors.

     In compliance with the new rules implemented by the Sarbanes-Oxley Act of 2002, the Company has established a hotline in order to receive anonymous calls and complaints concerning accounting, internal accounting controls, or auditing matters. Mr. Coury receives an annual fee of $3,000 for monitoring this hotline.

Employment and Consulting Agreements.
-------------------------------------

     Sunbelt Financial Concepts, Inc. On September 20th, 2002, the Company and Sunbelt Financial Concepts, Inc. ("Sunbelt") entered into an Executive Consulting Agreement, which replaced a prior agreement, dated the previous
September. The Sunbelt agreement has a term of 3 years. Angelo Tullo is the President of Sunbelt. The Sunbelt agreement provides that Mr. Tullo, through Sunbelt, will provide the Company with the services of Chief Executive Officer, Chairman and President among other administrative services and personnel. As part of the Sunbelt Agreement, Sunbelt will receive $32,000 per month with a 10% annual increase in each succeeding year, Board of Director fees and fees and reimbursements for certain ancillary items. In addition, the Sunbelt agreement also awarded Sunbelt 4 million shares of the Company's common stock, grossed-up for taxes, subject to achieving certain performance goals for the Company in Fiscal 2003. If such goals are not achieved, then part of the award is forfeited on a pro rata basis. The agreement also awarded a bonus of $208,000 to Sunbelt relating to performance in Fiscal 2002. As part of the agreement, Sunbelt's previous line of credit with the Company (on which $197,640 was outstanding at September 30, 2002 and repaid to the Company with interest subsequent to year end.) was cancelled and a Flex Compensation program was instituted which allows Sunbelt to draw up to $220,000 (increased by 10% on each anniversary date of this Agreement) as additional compensation, subject to sufficient cash on hand at the Company. In addition, the agreement contains a Due on Sale clause whereby if there is a change of control of the Company, as defined, then Sunbelt will receive the greater of 30% of the amounts due under the Agreement or 12 months worth of fees. As of this filing, Sunbelt had drawn approximately the entire $220,000 under its Flex compensation agreement.

     A previous separate agreement with Sunbelt, dated January 2002, wherein the Company leases two vehicles for Sunbelt in the Company's name, while Sunbelt pays the leases, remains in effect until the conclusion of the respective leases. The monthly amount of the leases for the vehicles are $1,079 and $1,111 respectively and the leases expire on January, 2005 and February, 2005 respectively.

     While Mr. Tullo is the President of Sunbelt, he has no ownership interest in Sunbelt. As President of Sunbelt, he does, however, maintain disposative powers over the shares of Company stock issued to Sunbelt.

     Advertising Management & Consulting Services, Inc. On September 20th, 2002, the Company and Advertising Management & Consulting Services, Inc. ("AMCS") entered into an Executive Consulting Agreement. The AMCS agreement has a term of three years. Greg Crane is the President of AMCS. The AMCS agreement provides that Mr. Crane, through AMCS will provide the Company with the services of Director and Vice President - Marketing, among other administrative services and personnel. As part of the AMCS agreement, AMCS will receive $32,000 per month with a 10% annual increase in each succeeding year, Board of Director fees and fees and reimbursements for certain ancillary items. In addition, the AMCS agreement also awarded AMCS with 1 million shares of the Company's common stock, grossed-up for taxes, subject to achieving certain performance goals for the Company in Fiscal 2003. If such goals are not achieved, then part of the award is forfeited on a pro rata basis. The Agreement also awarded a bonus of $35,000 to AMCS relating to performance in Fiscal 2002. As part of the agreement with AMCS, a Flex Compensation program was instituted which allows AMCS to draw up to $50,000 (increased by 10% on each anniversary date of this Agreement) as additional compensation, subject to sufficient cash on hand at the Company. In addition, the agreement contains a Due on Sale clause whereby if there is a change of control of the Company, as defined, then AMCS will receive the greater of 30% of the amounts due under the agreement or 12 months worth of fees. As of this filing, AMCS had drawn $50,000 under its Flex compensation agreement.

     Advanced Internet Marketing, Inc. On September 20th, 2002, the Company and Advanced Internet Marketing, Inc. ("AIM") entered into an Executive Consulting Agreement. The AIM agreement has a term of three years. DeVal Johnson is the President of AIM, and AIM is wholly-owned by a trust for the benefit of Mr. Johnson's children. The AIM agreement provides that Mr. Johnson, through AIM, will provide the Company with the services of Director, Corporate Secretary and Vice President - Corporate Image, among other administrative services and personnel. As part of the AIM agreement,

AIM will receive $18,000 per month with a 10% annual increase in each succeeding year, Board of Director fees, and fees and reimbursements for certain ancillary items. In addition, the agreement also awarded AIM with 1 million shares of Company common stock, grossed-up for taxes, subject to achieving certain performance goals for the Company in Fiscal 2003. If such goals are not achieved, then part of the award is forfeited on a pro rata basis. The agreement also awarded a bonus of $20,000 to AIM relating to performance in Fiscal 2002. As part of the agreement, a Flex Compensation program was instituted which allows AIM to draw up to $30,000 (increased by 10% on each anniversary date of this Agreement) as additional compensation, subject to sufficient cash on hand at the Company. In addition, the Agreement contains a Due on Sale clause whereby if there is a change of control of the Company, as defined, then AIM will receive the greater of 30% of the amounts due under the Agreement or 12 months worth of fees. As of this filing, AIM had drawn the entire $30,000 under its Flex compensation agreement.

     Mar & Associates. On May 1, 2003, the Company and Mar & Associates, Inc. ("MAR") entered into an Executive Consulting Agreement. David Iannini is the President of MAR, and MAR is wholly-owned by a family trust, of which Mr. Iannini is trustee. The MAR agreement provides that Mr. Iannini, through MAR, will provide the Company with the services of Chief Financial Officer, among other administrative services and personnel. As part of the MAR agreement, MAR will receive $17,500 per month with a 10% annual increase in each succeeding year, and fees and reimbursements for certain ancillary items. In addition, the agreement also awarded MAR with 250,000 shares of Company common stock, grossed-up for taxes, subject to achieving certain performance goals for the Company in Fiscal 2003. If such goals are not achieved, then part of the award is forfeited on a pro rata basis. The agreement also awarded bonuses of $15,000 to MAR relating to performance in Fiscal 2003, $21,000 relating to performance for Fiscal 2004 and 10% of annual salary for each fiscal year thereafter for the term of the Agreement, which is December 31, 2007 unless otherwise extended by the parties. As part of the agreement, a Flex Compensation program was instituted which allows MAR to draw up to $15,000 (increased by 10% on each anniversary date of this Agreement) as additional compensation, subject to sufficient cash on hand at the Company. In addition, the Agreement contains a Due on Sale clause whereby if there is a change of control of the Company, as defined, then MAR will receive the greater of 30% of the amounts due under the Agreement or 12 months worth of fees. As of this filing, MAR had drawn the entire $15,000 under its Flex compensation agreement.

     Related Party Transaction Policy. The Company's general policy requires adherence to Nevada corporate law regarding transactions between the Company and a director, officer or affiliate of the corporation. Transactions in which such persons have a financial interest are not void or voidable if the interest is disclosed and approved by disinterested directors or shareholders or if the transaction is otherwise fair to the corporation. It is our policy that transactions with related parties are conducted on terms no less favorable to us than if they were conducted with unaffiliated third parties. During fiscal year ended September 30, 2001, through September 31, 2002, there have been no related party transactions, except those noted herein, and quarterly 10Q filings and 10K filings for the periods indicated.

                  ADOPTION OF THE YP.NET, INC. 2003 STOCK PLAN
                                  (PROPOSAL 1)

General.
-------

     The Board of Directors has adopted, and the majority stockholders of the Company have approved pursuant to the written consent dated as of July 21, 2003, a new stock plan called the "YP.NET, Inc. 2003 Stock Plan" (the "Plan") for employees of, and consultants to, the Company. The Plan will become effective on or about August 12, 2003, 20 days after the mailing of this Information Statement (the "Effective Date").

     The Board of Directors believes that the Plan will promote the success, and enhance the value, of the Company by linking the personal interest of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance.

     The Plan provides for the granting of restricted stock, performance shares, and performance-based awards to eligible individuals. The summary of the principal provisions of the Plan is set forth below. The summary is qualified by reference to the full text of the Plan, which is attached as Annex A.
                                                                -------

Administration.
--------------

     The Plan shall be administered by the Compensation Committee of the Board or such other committee as appointed by the Board. The Committee will have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting or restriction, provided that the Committee will not have the authority to waive any performance restrictions with respect to any performance-based awards.

Eligibility.
-----------

     Persons eligible to participate in the Plan include all employees of, non-employee service providers, and consultants to, the Company and its subsidiaries, as determined by the Committee. As of July 21, 2003, there were approximately 100 eligible participants of the Company and its subsidiaries.

Limitation on Awards and Shares Available.
-----------------------------------------

     An aggregate of 3,000,000 shares of common stock is available for grant under the Plan.

     The maximum number of shares of Stock payable in the form of performance-based awards to any one participant for a performance period is 1,000,000 shares. As of July 21, 2003, the closing price of the common stock on the OTC Bulletin Board was $1.31 per share.

Awards.
------

     The Plan provides for the grant of restricted stock, performance shares, or performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the Plan. See the Summary Compensation Table and Compensation Pursuant to Stock Options on pages 4 and 5 for information on prior awards to named executive officers.

     As discussed above, restricted stock may be granted under the Plan. A restricted stock award is the grant of shares of common stock at a price determined by the Committee (including zero), that is nontransferable (unless otherwise approved by the Committee or provided for in an award agreement) and subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing service, achieving performance goals or other criteria allowed by the Plan and established by the Committee. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

     A performance share is a contingent right to receive a pre-determined amount if certain performance goals are met. The value of performance units will depend on the degree to which the specified performance goals are achieved but are generally based on the value of Stock. Payment of earned performance units will be made within the time determined by the Committee days after the end of the measurement period for the performance unit. The Committee may, in its discretion, pay earned performance shares in cash, or common stock, or a combination of both.

     The amount of payments made to a participant will be the value of the performance share for the level of performance achieved multiplied by the number of performance shares earned by the participant. Prior to the beginning of each measurement period for the performance share, participants may elect to defer the receipt of the performance unit payout on terms acceptable to the Committee.

     Grants of performance-based awards under the Plan enable the Committee to treat restricted stock and performance share awards granted under the Plan as "performance-based compensation" under Section 162(m) of the Code and preserve the deductibility of these awards for federal income tax purposes. Because
Section 162(m) of the Code only applies to those employees who are "covered employees," as defined in Section 162(m) of the Code, only covered employees are eligible to receive performance-based awards.

     Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: pre- or after- tax net earnings, sales or revenue, operating earnings, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, gross or net profit margin, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for that period.

Amendment and Termination.
-------------------------

     The Committee, subject to approval of the Board, may terminate, amend, or modify the Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule.

Federal Income Tax Consequences.
-------------------------------

     A participant receiving restricted stock, performance shares, or performance-based awards will not recognize taxable income at the time of grant. At the time the restrictions lapse on restricted stock, or performance shares or performance-based awards are paid, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for such award and fair market value of the Stock or amount received on the date of exercise, lapse of restriction or payment. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

Change in Control.
-----------------

     In the event of a Change in Control (as defined) of the Company, unless otherwise provided in the Award Agreement, the Board has the discretion to provide that all awards under the Plan will become fully exercisable and all restrictions on awards will lapse.

New Plan Benefits.
-----------------

     No awards will be granted under the Plan until the Effective Date. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Plan or the benefits that would have been received by such participants if the Plan had been in effect in the last fiscal year ended September 30, 2002.

Vote Required.
-------------

     Adoption of the Plan requires approval by holders of a majority of the outstanding shares of Company common stock who are present, or represented, and entitled to vote thereon, at a special or annual meeting of stockholders.
Section 78.320(2) of the NGCL and Article II, Section 2.5 of the Company's Bylaws provide that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. The majority stockholders of the Company approved the adoption of the Plan by written consent dated as of July 21, 2003.

                             ADDITIONAL INFORMATION

     Under Nevada Law, stockholders are not entitled to dissenter's rights of appraisal with respect to the adoption of the Plan.

     The Company has received no indication from any of its directors or non-employee directors of any intent to oppose any action to be taken by the Company. There have been no proposals for action submitted to the Company by any stockholders other than the proposal, which is the subject of this Information Statement.

                              By Order of the Board of Directors,

                              /s/  ANGELO TULLO

                              Angelo Tullo
                              Chairman, President and Chief Executive Officer

Mesa, Arizona
July 23, 2003

                                    ANNEX A

                                  YP.NET, INC.
                                  ------------
                                2003 STOCK PLAN
                                ---------------

                                   ARTICLE 1
                                    PURPOSE

1.1  GENERAL. The purpose of the YP.Net, Inc. 2003 Stock Plan (the "Plan") is to
     -------
     promote the success, and enhance the value, of YP.Net, Inc. (the "Company") by linking the personal interests of its employees and non-employee services providers to those of Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of its employees and non-employee services providers upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                    ARTICLE 2
                                 EFFECTIVE DATE

2.1  EFFECTIVE  DATE.  The Plan is effective as of the date the Plan is approved
     --------------
     by the Company's Stockholders (the "Effective Date").

                                    ARTICLE 3
                          DEFINITIONS AND CONSTRUCTION

3.1  DEFINITIONS.  When  a  word or phrase appears in this Plan with the initial
     -----------
     letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) "Award" means any Restricted Stock Award, Performance Share Award or Performance-Based Award granted to a Participant under the Plan.

(b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

(c)  "Board" means the Board of Directors of the Company.

(d) "Cause" means termination of employment or service as a result of any of the following events: (1) the commission of an act of dishonesty, fraud, embezzlement, theft or other similar acts of misconduct by the Participant, whether within or outside the scope of the Participant's employment or service with the Company, (ii) the breach of duty by the Participant in the course of employment or service, unless waived in writing by the Company,
     (iii) the neglect by the Participant of the Participant's duties with the Company, unless waived in writing by the Company, (iv) the Participant's disobedience or refusal or failure to discharge the Participant's duties to the Company under any employment agreement or otherwise, (v) the breach of obligations of the Participant to the Company under this Agreement or any employment or other agreement with the Company, unless waived in writing by the Company, (vi) the breach by the Participant of any fiduciary duty to the Company involving personal gain or profit, including acceptance of gifts, gratuities, honorarium, lodging, and other items of direct economic value in excess of One Hundred Dollars ($100.00) from any one source, provided that this section does not apply to gifts or items received from family members or other non-business or professional persons, (vii) the violation by the Participant of any law, rule, regulation, court order (other than a law, rule, or regulation relating to a traffic violation or similar offense) or a final cease and desist order, or (viii) the Participant economically committing the Company beyond the Participant's expressly approved authority as communicated to the Participant by the Company from time to time.

(e)  "Change of Control" means any of the following:

(1) any merger of the Company in which the Company is not the continuing or surviving entity, or pursuant to which Stock would be converted into cash, securities, or other property other than a merger of the Company in which the holders of the Company's Stock immediately prior to the merger have the same proportionate ownership of beneficial interest of common stock or other voting securities of the surviving entity immediately after the merger;

(2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of assets or earning power aggregating more than 50% of the assets or earning power of the Company or any major subsidiary, other than pursuant to a sale-leaseback, structured finance or other form of financing transaction;

(3) the shareholders of the Company approve any plan or proposal for liquidation or dissolution of the Company; or

(4) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than (A) any current shareholder of the Company or affiliate thereof, or (B) an employee benefit plan of the Company or any Subsidiary or any entity holding shares of capital stock of the Company for or pursuant to the terms of any such employee benefit plan in its role as an agent or trustee for such plan, or (C) any affiliate of the Company as of the Effective Date becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the Company's outstanding Stock.

(f)  "Code" means the Internal Revenue Code of 1986, as amended.

(g)  "Committee" means the committee of the Board described in Article 4.

(h) "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

(i) "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the

     Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

(j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(k) "Fair Market Value" means, as of any given date, the fair market value of Stock determined as follows:

(1) Where there exists a public market for the Stock, the Fair Market Value shall be (A) the closing price for the Stock for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Committee to be the primary market for the Stock or the Nasdaq National Market, whichever is applicable, or (B) if the Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of the Stock on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2) In the absence of an established market for the Stock of the type described in (1), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

(l) "Participant" means a person or entity who, as an employee or non-employee services provider of the Company or any Subsidiary, has been granted an Award under the Plan.

(m) "Performance-Based Awards" means the Restricted Stock or Performance Share Awards granted to selected Covered Employees pursuant to Articles 7 and 8, but which are subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as "performance-based compensation" pursuant to Section 162(m) of the Code.

(n) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: number of customers, pre- or after-tax net earnings, sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(o) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(p) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

(q)  "Performance  Share"  means  a  right  granted to a Participant pursuant to
     Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(r)  "Plan" means the YP.Net, Inc. 2003 Stock Plan.

(s) "Restricted Stock" means Stock granted to a Participant under Article 7 that is subject to certain restrictions and to risk of forfeiture.

(t) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

(u) "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                    ARTICLE 4
                                 ADMINISTRATION

4.1  COMMITTEE.  The Plan shall be administered by a Committee appointed by, and
     ---------
     which serves at the discretion of, the Board. If the Board does not appoint a Committee to administer the Plan, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

4.2  ACTION  BY  THE  COMMITTEE.  A majority of the Committee shall constitute a
     --------------------------
     quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3  AUTHORITY  OF  COMMITTEE.  The Committee has the exclusive power, authority
     ------------------------
     and  discretion  to:

(a)  Designate Participants to receive Awards;

(b)  Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted under the Plan including but not limited to the purchase price, if any, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Amend, modify, or terminate any outstanding Award, with the Participant's consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant's consent under any other provision of the Plan;

(f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the purchase price of an Award, if any, may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h) Decide all other matters that must be determined in connection with an Award;

(i)  Interpret the terms of the Plan or any Award Agreement;

(j) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

4.4  DECISIONS  BINDING.  The Committee's interpretation of the Plan, any Awards
     ------------------
     granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

5.1  NUMBER  OF  SHARES.  Subject  to  adjustment  provided in Section 11.1, the
     ------------------
     aggregate number of shares of Stock reserved and available for grant under the Plan shall be 3,000,000.

5.2  LAPSED AWARDS.  To the  extent that an Award terminates, expires, or lapses
     --------------
     for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

5.3  STOCK  DISTRIBUTED. Any Stock distributed pursuant to an Award may consist,
     ------------------
     in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market.

                                    ARTICLE 6
                          ELIGIBILITY AND PARTICIPATION

6.1  ELIGIBILITY.
     -----------

(a)  GENERAL. Persons eligible to participate in this Plan include employees and
     -------
     non-employee service providers of the Company or a Subsidiary, as determined by the Committee.

(b)  FOREIGN PARTICIPANTS. In order to assure the viability of Awards granted to
     --------------------
     Participants employed or providing services in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in
     Section  5.1  of  the  Plan.

6.2  ACTUAL  PARTICIPATION. Subject to the provisions of the Plan, the Committee
     ---------------------
     may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

                                    ARTICLE 7
                                RESTRICTED STOCK

7.1  GRANT  OF  RESTRICTED  STOCK. The Committee is authorized to make Awards of
     ----------------------------
     Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

7.2  ISSUANCE  AND  RESTRICTIONS.  Restricted  Stock  shall  be  subject to such
     ---------------------------
     restrictions on transferability, repurchase, and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

7.3  FORFEITURE.  Except as otherwise determined by the Committee at the time of
     ----------
     the grant of the Award or thereafter, upon termination of employment or services during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and


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
     the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.4  CERTIFICATES  FOR RESTRICTED STOCK. Restricted Stock granted under the Plan
     -----------------------------------
     may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                    ARTICLE 8
                               PERFORMANCE SHARES

8.1  GRANT  OF  PERFORMANCE  SHARES.  The  Committee  is  authorized  to  grant
     ------------------------------
     Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

8.2  RIGHT  TO  PAYMENT.  A  grant  of  Performance Shares gives the Participant
     ------------------
     rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. Subject to the terms of the Plan, the Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance
     Shares  that  will  be  paid  to  the  Participant.

8.3  OTHER  TERMS.  Performance  Shares  may be payable in cash, Stock, or other
     ------------
     property, and have such other terms and conditions as determined by the Committee and reflected in a written Performance Share Award Agreement. Unless otherwise provided in an Award Agreement, Performance Shares will lapse immediately if a Participant's employment or service is terminated for Cause.

                                    ARTICLE 9
                            PERFORMANCE-BASED AWARDS

9.1  PURPOSE.  The  purpose  of  this  Article 9 is to provide the Committee the
     -------
     ability to qualify the Restricted Stock Awards pursuant to Article 7 and the Performance Share Awards pursuant to Article 8 as "performance-based compensation" pursuant to Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 7 or 8.

9.2  APPLICABILITY.  This  Article 9 shall apply only to those Covered Employees
     -------------
     selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this Article 9. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3  DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS.  With regard to
     -----------------------------------------------------------
     a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit thereof. Unless otherwise provided in an Award Agreement, Performance-Based Awards will be forfeited if a Participant's employment is terminated for Cause.

9.4  PAYMENT  OR  GRANT OF PERFORMANCE AWARDS.  Unless otherwise provided in the
     -----------------------------------------
     relevant Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance Award for such Performance Period is paid or granted to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5  MAXIMUM  AWARD  PAYABLE  OR  GRANTED.  The  maximum Performance-Based Award
     ------------------------------------
     payable or granted to any one Participant pursuant to the Plan for a Performance Period is 1,000,000 shares of Stock, or in the event the Performance-Based Award is paid in cash, such maximum Performance-Based Award shall be determined by multiplying 1,000,000 by the Fair Market Value of one share of Stock as of the date of grant of the Performance-Based Award.

                                   ARTICLE 10
                         PROVISIONS APPLICABLE TO AWARDS

10.1 STAND-ALONE  AND  TANDEM  AWARDS. Awards granted under the Plan may, in the
     --------------------------------
     discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy
     -------------------
     out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 10.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

10.3 TERM OF AWARD. The term of each Award shall be for the period as determined
     -------------
     by  the  Committee.

10.4 FORM  OF  PAYMENT  FOR  AWARDS.  Subject  to  the terms of the Plan and any
     ------------------------------
     applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary for the payment of an Award, if any, may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, promissory note, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

10.5 LIMITS ON TRANSFER.  No right or interest of a Participant in any Award may
     -------------------
     be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee or as otherwise provided in this Plan or in the applicable Award Agreement, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

10.6 BENEFICIARIES.  Notwithstanding  Section  10.5,  a  Participant may, in the
     -------------
     manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.7 STOCK  CERTIFICATES.  All  Stock  certificates delivered under the Plan are
     -------------------
     subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

10.8 CHANGE  OF  CONTROL.  Unless otherwise provided in an Award Agreement, if a
     -------------------
     Change of Control occurs, the Board shall have the discretion to remove all restrictions on, or accelerate the vesting of, outstanding Awards. Upon, or in anticipation of, such an event, the Committee may cause every Award outstanding hereunder to terminate at a specific time in the future and, if applicable, shall give each Participant the right to exercise Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

                                   ARTICLE 11
                          CHANGES IN CAPITAL STRUCTURE

11.1 GENERAL.  In  the  event  a  stock dividend is declared upon the Stock, the
     -------
     shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, the Committee has the authority to substitute for each such share of Stock then subject to each Award the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE 12
                     AMENDMENT, MODIFICATION AND TERMINATION

12.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at
     ---------------------------------------
     any time and from time to time, the Committee may terminate, amend, or modify the Plan; provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

12.2 AWARDS  PREVIOUSLY  GRANTED.  Except  as  otherwise  provided  in the Plan,
     ---------------------------
     including without limitation, the provisions of Article 10, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 13
                               GENERAL PROVISIONS

13.1 NO  RIGHTS  TO  AWARDS.  No  Participant,  employee,  non-employee  service
     ----------------------
     provider, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, non-employee service providers, and other persons uniformly.

13.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of
     ----------------------
     a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

13.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the
     -----------
     right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

13.4 NO  RIGHT  TO  EMPLOYMENT  OR  SERVICES.  Nothing  in the Plan or any Award
     ---------------------------------------
     Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ of, or to provide services to, the Company or any Subsidiary.

13.5 UNFUNDED  STATUS  OF  AWARDS. The Plan is intended to be an "unfunded" plan
     ----------------------------
     for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

13.6 INDEMNIFICATION.  To the extent allowable under applicable law, each member
     ---------------
     of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.7 RELATIONSHIP  TO  OTHER  BENEFITS. No payment under the Plan shall be taken
     ---------------------------------
     into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

13.8 EXPENSES.  The  expenses  of  administering  the Plan shall be borne by the
     --------
     Company  and  its  Subsidiaries.

13.9 TITLES  AND  HEADINGS.  The titles and headings of the Sections in the Plan
     ---------------------
     are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.10  FRACTIONAL  SHARES. No fractional shares of stock shall be issued and the
       ------------------
     Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

13.11  SECURITIES  LAW  COMPLIANCE.  With  respect  to any person who is, on the
       ---------------------------
     relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

13.12  GOVERNMENT  AND  OTHER REGULATIONS. The obligation of the Company to make
       -----------------------------------
     payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

13.13  GOVERNING  LAW.  The  Plan and all Award Agreements shall be construed in
       --------------
     accordance with and governed by the laws of the State of Arizona.